Fees Summary	Mar. 25, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	346,161.97
Total Transaction Valuation	2,506,603,706.22
Total Offset Amount	0.00
Net Fee	$ 346,161.97